UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 11, 2008

FNB United Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-13823	56-1456589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina	27203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (336) 626-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Amendment No. 1 to Current Report on Form 8-K is being furnished to amend Items 7.01 and 9.01of the Current Report on Form 8-K furnished by FNB United Corp. on February 8, 2008, in connection with its presentation being made at the Southeast SuperCommunity Bank Conference in Atlanta, Georgia on February 11, 2008. Portions of FNB United’s presentation materials were inadvertently omitted from that report. This Amendment No. 1 furnishes the complete set of presentation materials. The remainder of the information contained in the Current Report on Form 8-K filed on February 8, 2008 is not hereby amended.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2008, FNB United Corp. is to make a presentation at the Southeast SuperCommunity Bank Conference in Atlanta, Georgia. The presentation will include information about FNB United, its business, recent financial performance and core strategies. FNB United’s presentation materials are furnished as Exhibit 99.1 hereto and are incorporated by reference into this Item 7.01. FNB United assumes no obligation to update such presentation materials in the future.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by FNB United under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation materials

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB United’s goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of FNB United’s management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB United’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB UNITED CORP.

Date: February 11, 2008	By	/s/ Mark A. Severson
Mark A. Severson
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Presentation materials